Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Fourth Quarter - 2007

Table of Contents
	Page
Consolidated Highlights:
Selected Financial Data - Fourth Quarter			1
Selected Financial Data - Year-to-date			2
Consolidated Statements of Operations - Per Share Data			3
Consolidated Statements of Operations - Fourth Quarter			5
Consolidated Statements of Operations - Year-to-date			6
Consolidated Balance Sheets			7
Assets and Liabilities of Discontinued Operations; Selected Balance Sheet Items - Midwest;
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group			8
Invested Assets and Net Investment Income; Debt			9

Segment Information:
Statements of Operations - Consolidating - Year-to-date	10	-	11
Statements of Operations - Consolidating - Fourth Quarter	12	-	13
Statements of Operations - PMA Insurance Group			14
Insurance Ratios - PMA Insurance Group			15
Statements of Operations - Fee-based Business			16
Statements of Operations - Corporate & Other			17
Statements of Operations - Discontinued Operations			18

Operating Cash Flow Information:
Operating Cash Flows - Consolidated			19
Operating Cash Flows - PMA Insurance Group			20
Operating Cash Flows - Fee-based Business			21

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool			22

Other Information:
Industry Ratings and Market Information			23

Legend:
NM - Not Meaningful

Note 1: As a result of the Company's acquisition of Midlands Management Corporation ("Midlands") at the beginning of the fourth quarter of 2007, the combined operating results of PMA Management Corp. and Midlands have been reported in a new reporting segment, Fee-based Business.  The results of PMA Management Corp. were previously included in PMA Insurance Group segment.  In the fourth quarter of 2007, the Company reported the results of its Run-off Operations as discontinued operations.  For comparative purposes, the Company has reclassified its prior period financial presentation to conform to these changes.

Note 2: Operating income, which we define as GAAP net income (loss) excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income (loss) as the GAAP measure of our consolidated results of operations.  See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2006	2007	2007	2007	2007	Quarter

Direct Premiums Written	$83,971	$160,775	$110,958	$146,547	$91,416	8.9%

Net Premiums Written	$66,716	$125,737	$81,656	$116,116	$71,189	6.7%

Revenues:
Net premiums earned	$87,222	$93,839	$97,014	$93,773	$93,617	7.3%
Claims service revenues	7,058	7,665	7,535	7,595	11,239	59.2%
Commission income	-	-	-	-	3,005	NM
Net investment income	9,149	9,754	9,951	9,914	9,973	9.0%
Net realized investment gains (losses)	225	978	(1,134)	153	566	NM
Other revenues	42	107	32	33	168	NM
Total revenues	$103,696	$112,343	$113,398	$111,468	$118,568	14.3%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$4,983	$10,930	$7,799	$11,702	$7,614	52.8%
Fee-based Business	738	793	601	661	1,669	NM
Corporate & Other	(5,081)	(5,095)	(4,893)	(4,573)	(5,003)	1.5%
Pre-tax operating income	640	6,628	3,507	7,790	4,280	NM
Income tax expense (benefit)	(24)	2,384	1,263	2,711	1,464	NM
After-tax operating income	664	4,244	2,244	5,079	2,816	NM
Net realized investment gains (losses) after tax	146	636	(737)	99	368	NM
Income from continuing operations	810	4,880	1,507	5,178	3,184	NM
Income (loss) from discontinued operations after tax	21	(1,534)	(1,016)	(13,981)	(40,746)	NM
Net income (loss)	$831	$3,346	$491	$(8,803)	$(37,562)	NM

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.02	$0.13	$0.07	$0.16	$0.09	NM
Realized gains (losses) after tax	0.01	0.02	(0.03)	-	0.01	0.0%
Income from continuing operations	0.03	0.15	0.04	0.16	0.10	NM
Income (loss) from discontinued operations after tax	-	(0.05)	(0.03)	(0.44)	(1.28)	NM
Net income (loss)	$0.03	$0.10	$0.01	$(0.28)	$(1.18)	NM

Capitalization:
Debt	$131,211	$130,822	$144,629	$135,072	$131,262	0.0%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	425,132	424,894	420,150	409,263	374,603	-11.9%
Total capitalization excluding FAS 115 unrealized gain (loss)	556,343	555,716	564,779	544,335	505,865	-9.1%
FAS 115 unrealized gain (loss)	(6,039)	(1,084)	(9,179)	(2,138)	3,981	NM
Total capitalization including FAS 115 unrealized gain (loss)	$550,304	$554,632	$555,600	$542,197	$509,846	-7.4%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$13.02	$13.02	$13.06	$12.82	$11.79	-9.4%
Including FAS 115 unrealized gain (loss)	$12.83	$12.99	$12.78	$12.75	$11.92	-7.1%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	23.6%	23.5%	25.6%	24.8%	25.9%	9.7%
Including FAS 115 unrealized gain (loss)	23.8%	23.6%	26.0%	24.9%	25.7%	8.0%

Interest Coverage:
Income from continuing operations before interest and income taxes to interest expense	1.31	3.70	1.83	3.58	2.62	NM

Operating income from continuing operations before interest and income taxes to interest expense	1.23	3.35	2.23	3.53	2.43	97.6%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2007	2006	Months

Direct Premiums Written	$509,696	$430,931	18.3%

Net Premiums Written	$394,698	$373,001	5.8%

Revenues:
Net premiums earned	$378,243	$367,403	3.0%
Claims service revenues	34,034	27,853	22.2%
Commission income	3,005	-	NM
Net investment income	39,592	35,851	10.4%
Net realized investment gains	563	1,239	-54.6%
Other revenues	340	244	39.3%
Total revenues	$455,777	$432,590	5.4%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$38,045	$26,082	45.9%
Fee-based Business	3,724	2,802	32.9%
Corporate & Other	(19,564)	(21,580)	9.3%
Pre-tax operating income	22,205	7,304	NM
Income tax expense	7,822	2,783	NM
After-tax operating income	14,383	4,521	NM
Net realized investment gains after tax	366	805	-54.5%
Income from continuing operations	14,749	5,326	NM
Loss from discontinued operations after tax	(57,277)	(1,275)	NM
Net income (loss)	$(42,528)	$4,051	NM

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.45	$0.14	NM
Realized gains after tax	0.01	0.02	-50.0%
Income from continuing operations	0.46	0.16	NM
Loss from discontinued operations after tax	(1.78)	(0.04)	NM
Net income (loss)	$(1.32)	$0.12	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2007	2007	2007	2007	2007	2006

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.02	$0.20	$0.11	$0.24	$0.13	$0.69	$0.22

After-tax operating income	$0.02	$0.13	$0.07	$0.16	$0.09	$0.45	$0.14

Income from continuing operations	$0.03	$0.15	$0.04	$0.16	$0.10	$0.46	$0.16

Income (loss) from discontinued operations after tax	-	(0.05)	(0.03)	(0.44)	(1.28)	(1.78)	(0.04)

Net income (loss)	$0.03	$0.10	$0.01	$(0.28)	$(1.18)	$(1.32)	$0.12

Diluted weighted average common shares outstanding	32,916,423	32,900,397	32,838,046	32,001,649	31,768,405	32,169,287	32,731,360

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued and outstanding	32,659,194	32,630,669	32,163,072	31,920,486	31,761,106	31,761,106	32,659,194

Class A Common Stock prices:
High	$10.15	$9.77	$11.40	$11.17	$10.69	$11.40	$10.75
Low	$8.60	$8.40	$9.12	$8.63	$8.05	$8.05	$8.60
Close	$9.22	$9.39	$10.69	$9.50	$8.22	$8.22	$9.22

This Page Intentionally Left Blank

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2006	2007	2007	2007	2007	Quarter

Gross Premiums Written	$89,327	$164,564	$115,258	$149,436	$94,914	6.3%

Net Premiums Written	$66,716	$125,737	$81,656	$116,116	$71,189	6.7%

Revenues:
Net premiums earned	$87,222	$93,839	$97,014	$93,773	$93,617	7.3%
Claims service revenues	7,058	7,665	7,535	7,595	11,239	59.2%
Commission income	-	-	-	-	3,005	NM
Net investment income	9,149	9,754	9,951	9,914	9,973	9.0%
Net realized investment gains (losses)	225	978	(1,134)	153	566	NM
Other revenues	42	107	32	33	168	NM
Total revenues	103,696	112,343	113,398	111,468	118,568	14.3%

Expenses:
Losses and loss adjustment expenses	61,841	65,919	67,965	63,163	66,152	7.0%
Acquisition expenses	17,486	18,779	18,759	18,182	18,027	3.1%
Operating expenses	20,158	15,601	19,411	16,900	24,629	22.2%
Dividends to policyholders	510	1,622	2,047	2,205	1,916	NM
Interest expense	2,836	2,816	2,843	3,075	2,998	5.7%
Total losses and expenses	102,831	104,737	111,025	103,525	113,722	10.6%

Pre-tax income	865	7,606	2,373	7,943	4,846	NM

Income tax expense (benefit):
Current	-	-	200	537	(321)	NM
Deferred	55	2,726	666	2,228	1,983	NM

Total income tax expense	55	2,726	866	2,765	1,662	NM

Income from continuing operations	810	4,880	1,507	5,178	3,184	NM

Income (loss) from discontinued operations after tax	21	(1,534)	(1,016)	(13,981)	(40,746)	NM

Net income (loss)	$831	$3,346	$491	$(8,803)	$(37,562)	NM

Pre-tax operating income from continuing operations	$640	$6,628	$3,507	$7,790	$4,280	NM

After-tax operating income from continuing operations	$664	$4,244	$2,244	$5,079	$2,816	NM

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2007	2006	Months

Gross Premiums Written	$524,172	$455,756	15.0%

Net Premiums Written	$394,698	$373,001	5.8%

Revenues:
Net premiums earned	$378,243	$367,403	3.0%
Claims service revenues	34,034	27,853	22.2%
Commission income	3,005	-	NM
Net investment income	39,592	35,851	10.4%
Net realized investment gains	563	1,239	-54.6%
Other revenues	340	244	39.3%
Total revenues	455,777	432,590	5.4%

Expenses:
Losses and loss adjustment expenses	263,199	262,297	0.3%
Acquisition expenses	73,747	73,726	0.0%
Operating expenses	76,541	70,971	7.8%
Dividends to policyholders	7,790	3,532	NM
Interest expense	11,732	13,521	-13.2%
Total losses and expenses	433,009	424,047	2.1%

Pre-tax income	22,768	8,543	NM

Income tax expense:
Current	416	-	NM
Deferred	7,603	3,217	NM

Total income tax expense	8,019	3,217	NM

Income from continuing operations	14,749	5,326	NM

Loss from discontinued operations after tax	(57,277)	(1,275)	NM

Net income (loss)	$(42,528)	$4,051	NM

Pre-tax operating income from continuing operations	$22,205	$7,304	NM

After-tax operating income from continuing operations	$14,383	$4,521	NM

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2007	2007	2007	2007

Assets:
Investments in fixed maturities available for sale	$718,865	$735,048	$733,083	$725,637	$728,725
Investments in fixed maturities trading	-	-	16,760	-	-
Short-term investments	61,180	57,675	79,632	83,618	78,426
Total investments	780,045	792,723	829,475	809,255	807,151

Cash	9,498	5,028	5,228	4,164	15,828
Accrued investment income	5,495	5,400	5,438	5,789	5,768
Premiums receivable	200,164	251,073	248,049	254,804	222,140
Reinsurance receivables	720,110	730,854	745,269	795,118	795,938
Prepaid reinsurance premiums	25,611	40,430	41,455	41,354	32,361
Deferred income taxes, net	100,019	97,565	101,696	103,284	118,857
Deferred acquisition costs	36,239	41,726	37,889	42,626	37,404
Funds held by reinsureds	33,432	35,610	37,879	40,150	42,418
Intangible assets	-	-	-	-	22,779
Other assets	81,096	84,981	92,518	92,176	105,341
Assets of discontinued operations	674,698	642,615	534,091	525,710	375,656
Total assets	$2,666,407	$2,728,005	$2,678,987	$2,714,430	$2,581,641

Liabilities:
Unpaid losses and loss adjustment expenses	$1,152,704	$1,168,457	$1,181,143	$1,206,550	$1,212,956
Unearned premiums	202,973	249,689	235,356	257,598	226,178
Debt	131,211	130,822	144,629	135,072	131,262
Accounts payable, accrued expenses
and other liabilities	156,745	161,596	181,532	173,242	195,895
Reinsurance funds held and balances payable	27,000	47,836	52,629	44,884	39,324
Dividends to policyholders	4,450	4,483	4,179	4,730	5,839
Liabilities of discontinued operations	572,231	541,312	468,548	485,229	391,603
Total liabilities	2,247,314	2,304,195	2,268,016	2,307,305	2,203,057

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,922	110,527	110,318	110,687	111,088
Retained earnings	184,216	183,611	183,019	174,190	136,627
Accumulated other comprehensive loss	(20,624)	(15,675)	(23,569)	(16,673)	(6,663)
Treasury stock, at cost	(25,511)	(25,743)	(29,887)	(32,169)	(33,558)
Total shareholders' equity	419,093	423,810	410,971	407,125	378,584
Total liabilities and shareholders' equity	$2,666,407	$2,728,005	$2,678,987	$2,714,430	$2,581,641

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2007	2007	2007	2007

Assets
Investments	$178,354	$158,379	$89,109	$71,486	$219,678
Cash	4,607	4,896	3,266	4,524	5,665
Reinsurance receivables	319,869	311,624	306,000	312,175	150,097
Other assets	171,868	167,716	135,716	137,525	216 (1)
Assets of discontinued operations	$674,698	$642,615	$534,091	$525,710	$375,656

Liabilities
Unpaid losses and loss adjustment expenses	$482,161	$452,495	$382,182	$379,920	$339,077
Other liabilities	90,070	88,817	86,366	105,309	52,526
Liabilities of discontinued operations	$572,231	$541,312	$468,548	$485,229	$391,603

(1) Includes write-down of net assets of Run-off Operations to fair value less cost to sell.

PMA Capital Corporation
Selected Balance Sheet Items - Midwest
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2007	2007	2007	2007

Assets
Premiums receivable	$15,255	$25,810	$28,418	$31,136	$27,847
Reinsurance receivables	1,812	6,200	13,035	21,799	30,377
Prepaid reinsurance premiums	12,105	23,724	27,307	26,188	22,665
Deferred acquisition costs	-	-	140	231	254
Other assets	60	561	3,108	3,375	7,332

Liabilities
Unpaid losses and loss adjustment expenses	$1,812	$6,200	$13,064	$21,855	$30,978
Unearned premiums	12,105	23,724	27,897	27,338	24,413
Reinsurance funds held and balances payable	13,513	22,209	23,224	24,652	21,333
Other liabilities	1,639	3,730	6,890	7,435	11,511

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2007	2007	2007	2007

Balance Sheet
Balance, beginning of period	$40,384	$36,239	$41,726	$37,889	$42,626

Policy acquisition costs deferred	13,341	24,266	14,922	22,919	12,805
Amortization of policy acquisition costs	(17,486)	(18,779)	(18,759)	(18,182)	(18,027)
Net change	(4,145)	5,487	(3,837)	4,737	(5,222)

Balance, end of period	$36,239	$41,726	$37,889	$42,626	$37,404

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2007	2007	2007	2007	2007	2006

Total Investments & Cash
As reported	$789,543	$797,751	$834,703	$813,419	$822,979	$822,979	$789,543
Less:
Unrealized gain (loss)	(3,248)	(1,668)	(14,121)	(3,289)	6,125	6,125	(3,248)
Unrealized loss and accrued income - trading	-	-	(3,240)	-	-	-	-
Total adjusted investments & cash	$792,791	$799,419	$852,064	$816,708	$816,854	$816,854	$792,791

Net Investment Income
As reported	$9,149	$9,754	$9,951	$9,914	$9,973	$39,592	$35,851
Less:
Ceded funds held	(349)	(393)	(596)	(529)	(676)	(2,194)	(1,586)
Total adjusted investment income	$9,498	$10,147	$10,547	$10,443	$10,649	$41,786	$37,437

Yield
As reported	4.68%	4.92%	4.88%	4.81%	4.88%	4.88%	4.66%
Investment portfolio	4.85%	5.10%	5.11%	5.01%	5.22%	5.12%	4.84%

Duration (in years)	3.5	3.6	3.9	3.8	3.7	3.7	3.5

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

		Amount
		Outstanding	Maturity
6.50% convertible debt		$1,254	2022[1]
Derivative component of 6.50% convertible debt		233
4.25% convertible debt		455	2022[2]
8.50% senior notes		54,900	2018
Junior subordinated debt [3]		64,435	2033 - 2037
Surplus notes [4]		10,000	2035
Unamortized debt discount		(15)
Total long-term debt		$131,262

[1]	Subsequent to December 31, 2007, we retired the remaining $1.3 million principal amount of this debt for which we paid $1.5 million, exclusive of accrued interest.
[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2008, 2010, 2012 and 2017.  This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on junior subordinated debt is 8.90% as of December 31, 2007.
[4]	Interest rate on surplus notes is 9.39% as of December 31, 2007.

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$524,799	$-	$(627)	$524,172

Net Premiums Written	$395,325	$-	$(627)	$394,698

Revenues:
Net premiums earned	$378,870	$-	$(627)	$378,243
Claims service revenues	-	34,034	-	34,034
Commission income	-	3,005	-	3,005
Net investment income	37,936	972	684	39,592
Other revenues	-	113	227	340
Operating revenues	416,806	38,124	284	455,214

Losses and Expenses:
Losses and loss adjustment expenses	263,199	-	-	263,199
Acquisition expenses	73,747	-	-	73,747
Operating expenses	33,024	34,400	9,117	76,541
Dividends to policyholders	7,790	-	-	7,790
Total losses and expenses	377,760	34,400	9,117	421,277

Operating income (loss) before income taxes
and interest expense	39,046	3,724	(8,833)	33,937

Interest expense	1,001	-	10,731	11,732

Pre-tax operating income (loss)	$38,045	$3,724	$(19,564)	22,205

Net realized investment gains				563

Pre-tax income				$22,768

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments. Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations. As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2006
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$456,452	$-	$(696)	$455,756

Net Premiums Written	$373,697	$-	$(696)	$373,001

Revenues:
Net premiums earned	$368,099	$-	$(696)	$367,403
Claims service revenues	-	27,853	-	27,853
Net investment income	34,855	669	327	35,851
Other revenues	-	-	244	244
Operating revenues	402,954	28,522	(125)	431,351

Losses and Expenses:
Losses and loss adjustment expenses	262,297	-	-	262,297
Acquisition expenses	73,726	-	-	73,726
Operating expenses	36,339	25,720	8,912	70,971
Dividends to policyholders	3,532	-	-	3,532
Total losses and expenses	375,894	25,720	8,912	410,526

Operating income (loss) before income taxes
and interest expense	27,060	2,802	(9,037)	20,825

Interest expense	978	-	12,543	13,521

Pre-tax operating income (loss)	$26,082	$2,802	$(21,580)	7,304

Net realized investment gains				1,239

Pre-tax income				$8,543

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments. Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations. As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment. For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$95,070	$-	$(156)	$94,914

Net Premiums Written	$71,345	$-	$(156)	$71,189

Revenues:
Net premiums earned	$93,773	$-	$(156)	$93,617
Claims service revenues	-	11,239	-	11,239
Commission income	-	3,005	-	3,005
Net investment income	9,406	435	132	9,973
Other revenues	-	113	55	168
Operating revenues	103,179	14,792	31	118,002

Losses and Expenses:
Losses and loss adjustment expenses	66,152	-	-	66,152
Acquisition expenses	18,027	-	-	18,027
Operating expenses	9,223	13,123	2,283	24,629
Dividends to policyholders	1,916	-	-	1,916
Total losses and expenses	95,318	13,123	2,283	110,724

Operating income (loss) before income taxes
and interest expense	7,861	1,669	(2,252)	7,278

Interest expense	247	-	2,751	2,998

Pre-tax operating income (loss)	$7,614	$1,669	$(5,003)	4,280

Net realized investment gains				566

Pre-tax income				$4,846

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments. Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations. As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2006
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$89,484	$-	$(157)	$89,327

Net Premiums Written	$66,873	$-	$(157)	$66,716

Revenues:
Net premiums earned	$87,379	$-	$(157)	$87,222
Claims service revenues	-	7,058	-	7,058
Net investment income	9,007	190	(48)	9,149
Other revenues	-	-	42	42
Operating revenues	96,386	7,248	(163)	103,471

Losses and Expenses:
Losses and loss adjustment expenses	61,841	-	-	61,841
Acquisition expenses	17,486	-	-	17,486
Operating expenses	11,311	6,510	2,337	20,158
Dividends to policyholders	510	-	-	510
Total losses and expenses	91,148	6,510	2,337	99,995

Operating income (loss) before income taxes
and interest expense	5,238	738	(2,500)	3,476

Interest expense	255	-	2,581	2,836

Pre-tax operating income (loss)	$4,983	$738	$(5,081)	640

Net realized investment gains				225

Pre-tax income				$865

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments. Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations. As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment. For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group [1]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2006	2007	2007	2007	2007	2007	2006	Quarter	Months

Gross Premiums Written	$89,484	$164,720	$115,418	$149,591	$95,070	$524,799	$456,452	6.2%	15.0%

Net Premiums Written	$66,873	$125,893	$81,816	$116,271	$71,345	$395,325	$373,697	6.7%	5.8%

Revenues:
Net premiums earned	$87,379	$93,995	$97,174	$93,928	$93,773	$378,870	$368,099	7.3%	2.9%
Net investment income	9,007	9,555	9,578	9,397	9,406	37,936	34,855	4.4%	8.8%
Total revenues	96,386	103,550	106,752	103,325	103,179	416,806	402,954	7.0%	3.4%

Losses and Expenses:
Losses and loss adjustment expenses	61,841	65,919	67,965	63,163	66,152	263,199	262,297	7.0%	0.3%
Acquisition expenses	17,486	18,779	18,759	18,182	18,027	73,747	73,726	3.1%	0.0%
Operating expenses	11,311	6,051	9,931	7,819	9,223	33,024	36,339	-18.5%	-9.1%
Dividends to policyholders	510	1,622	2,047	2,205	1,916	7,790	3,532	NM	NM
Total losses and expenses	91,148	92,371	98,702	91,369	95,318	377,760	375,894	4.6%	0.5%

Operating income before income taxes
and interest expense	5,238	11,179	8,050	11,956	7,861	39,046	27,060	50.1%	44.3%

Interest expense	255	249	251	254	247	1,001	978	-3.1%	2.4%

Pre-tax operating income	$4,983	$10,930	$7,799	$11,702	$7,614	$38,045	$26,082	52.8%	45.9%

[1]
Beginning in the fourth quarter of 2007, the results of PMA Insurance Group no longer include those of PMA Management Corp. The results of PMA Management Corp. are currently included within the segment results of the Company's Fee-based Business. For comparative purposes, the financial results of PMA Insurance Group and PMA Management Corp. have been reclassified in all prior periods to reflect this change.

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	4th Quarter 2006	1st Quarter 2007	2nd Quarter 2007	3rd Quarter 2007	4th Quarter 2007	Twelve Months 2007	Twelve Months 2006	Point Chg. 4th Quarter Better (Worse)	Point Chg. Twelve Months Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	70.8%	70.1%	69.9%	67.2%	70.5%	69.5%	71.3%	0.3	1.8

Expense ratio:
Acquisition expenses	20.0%	20.0%	19.3%	19.4%	19.2%	19.4%	20.0%	0.8	0.6
Operating expenses	12.9%	6.4%	10.3%	8.4%	9.9%	8.7%	9.8%	3.0	1.1
Total expense ratio	32.9%	26.4%	29.6%	27.8%	29.1%	28.1%	29.8%	3.8	1.7

Policyholders' dividend ratio	0.6%	1.7%	2.1%	2.3%	2.0%	2.1%	1.0%	(1.4)	(1.1)
Combined ratio	104.3%	98.2%	101.6%	97.3%	101.6%	99.7%	102.1%	2.7	2.4

Net investment income ratio	-10.3%	-10.2%	-9.9%	-10.0%	-10.0%	-10.0%	-9.5%	(0.3)	0.5
Operating ratio	94.0%	88.0%	91.7%	87.3%	91.6%	89.7%	92.6%	2.4	2.9

PMA Capital Corporation
Statements of Operations - Fee-based Business [1]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2006	2007	2007	2007	2007	2007	2006	Quarter	Months

Revenues:
Claims service revenues	$7,058	$7,665	$7,535	$7,595	$11,239	$34,034	$27,853	59.2%	22.2%
Commission income	-	-	-	-	3,005	3,005	-	NM	NM
Net investment income	190	164	180	193	435	972	669	NM	45.3%
Other revenues	-	-	-	-	113	113	-	NM	NM
Total revenues	7,248	7,829	7,715	7,788	14,792	38,124	28,522	NM	33.7%

Expenses:
Operating expenses	6,510	7,036	7,114	7,127	13,123	34,400	25,720	NM	33.7%
Total expenses	6,510	7,036	7,114	7,127	13,123	34,400	25,720	NM	33.7%

Pre-tax operating income	$738	$793	$601	$661	$1,669	$3,724	$2,802	NM	32.9%

[1]
As a result of the Company's acquisition of Midlands at the beginning of the fourth quarter of 2007, the combined operating results of PMA Management Corp. and Midlands have been reported in a new reporting segment, Fee-based Business. For comparative purposes, all prior periods have been reclassified to reflect this change. Fee-based Business operating results include only the operating results of Midlands from the date of acquisition.

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2006	2007	2007	2007	2007	2007	2006	Quarter	Months

Gross Premiums Written	$(157)	$(156)	$(160)	$(155)	$(156)	$(627)	$(696)	0.6%	9.9%

Net Premiums Written	$(157)	$(156)	$(160)	$(155)	$(156)	$(627)	$(696)	0.6%	9.9%

Revenues:
Net premiums earned	$(157)	$(156)	$(160)	$(155)	$(156)	$(627)	$(696)	0.6%	9.9%
Net investment income [1]	(48)	35	193	324	132	684	327	NM	NM
Other revenues	42	107	32	33	55	227	244	31.0%	-7.0%
Total revenues	(163)	(14)	65	202	31	284	(125)	NM	NM

Expenses:
Operating expenses	2,337	2,514	2,366	1,954	2,283	9,117	8,912	-2.3%	2.3%
Total expenses	2,337	2,514	2,366	1,954	2,283	9,117	8,912	-2.3%	2.3%

Operating loss before income taxes
and interest expense	(2,500)	(2,528)	(2,301)	(1,752)	(2,252)	(8,833)	(9,037)	9.9%	2.3%

Interest expense	2,581	2,567	2,592	2,821	2,751	10,731	12,543	6.6%	-14.4%

Pre-tax operating loss	$(5,081)	$(5,095)	$(4,893)	$(4,573)	$(5,003)	$(19,564)	$(21,580)	1.5%	9.3%

[1]
Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations. As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment. For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - Discontinued Operations [1]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2006	2007	2007	2007	2007	2007	2006	Quarter	Months

Gross Premiums Written	$102	$1,507	$1,994	$1,603	$(301)	$4,803	$1,986	NM	NM

Net Premiums Written	$309	$1,495	$1,994	$1,216	$680	$5,385	$2,143	NM	NM

Revenues:
Net premiums earned	$1,094	$1,193	$517	$1,105	$656	$3,471	$2,778	-40.0%	24.9%
Net investment income [1]	1,190	786	1,221	777	60	2,844	7,710	-95.0%	-63.1%
Total revenues	2,284	1,979	1,738	1,882	716	6,315	10,488	-68.7%	-39.8%

Losses and Expenses:
Losses and loss adjustment expenses	(1,146)	1,107	185	22,447	274	24,013	(3,076)	NM	NM
Acquisition expenses	339	359	254	39	239	891	787	-29.5%	13.2%
Operating expenses	2,808	1,465	2,242	1,689	2,111	7,507	12,515	-24.8%	-40.0%
Impairment charge	-	-	-	-	61,482	61,482	-	NM	NM
Total losses and expenses	2,001	2,931	2,681	24,175	64,106	93,893	10,226	NM	NM

Pre-tax operating income (loss) from discontinued operations	283	(952)	(943)	(22,293)	(63,390)	(87,578)	262	NM	NM

Income tax expense (benefit)	99	(333)	(330)	(7,803)	(22,187)	(30,653)	92	NM	NM

Operating income (loss) from discontinued operations net of tax	184	(619)	(613)	(14,490)	(41,203)	(56,925)	170	NM	NM

Realized gains (losses) after tax	(163)	(915)	(403)	509	457	(352)	(1,445)	NM	75.6%

Income (loss) from discontinued operations	$21	$(1,534)	$(1,016)	$(13,981)	$(40,746)	$(57,277)	$(1,275)	NM	NM

[1]
Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations. As a result of this change, the discontinued operations were impacted by investment income previously eliminated in the Corporate & Other segment. For comparative purposes, all prior periods have been reclassified to reflect this change.

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated[1]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th		Twelve		Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter		Months		Months
	2006	2007	2007	2007	2007		2007		2006

Receipts:
Premiums collected	$85,672	$92,259	$87,468	$99,713	$95,709		$375,149		$366,066
Claims service, commissions and other revenues	7,323	8,047	6,588	8,097	19,473		42,205		27,901
Investment income received	10,564	10,504	10,605	9,981	10,730		41,820		40,472
Total receipts	103,559	110,810	104,661	117,791	125,912		459,174		434,439

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	22,696	4,605	15,005	20,704	24,466		64,780		60,563
Losses and LAE paid - prior years	44,787	62,815	51,295	61,340	34,968		210,418		212,900
Total losses and LAE paid	67,483	67,420	66,300	82,044	59,434		275,198		273,463
Operating expenses paid	28,638	37,393	28,060	32,950	36,995		135,398		128,935
Commissions and premiums paid	-	-	-	-	7,792		7,792		-
Policyholders' dividends paid	812	499	1,878	690	791		3,858		1,906
Interest on corporate debt	2,461	3,082	2,446	2,888	3,396		11,812		13,687
Total disbursements	99,394	108,394	98,684	118,572	108,408		434,058		417,991

Net other	13,151	3,650	(5,728)	(4,183)	793		(5,468)		429

Net operating cash flows from continuing operations	17,316	6,066	249	(4,964)	18,297		19,648		16,877
Net operating cash flows from discontinued operations	(38,074)	(22,293)	(35,532)	(18,174)	143,177	[2]	67,180	[2]	(113,041)
Net operating cash flows	$(20,758)	$(16,227)	$(35,283)	$(23,138)	$161,474		$86,828		$(96,164)

[1]
Effective in the fourth quarter of 2007, the Company reported the operating cash flows of its former Run-off Operations segment as discontinued operations. For comparative purposes, all prior periods have been reclassified to reflect this change.

[2]	Includes $172 million received for commutation of adverse development cover reinsurance.

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group[1]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2007	2007	2007	2007	2007	2006

Receipts:
Premiums collected	$85,672	$92,259	$87,468	$99,713	$95,709	$375,149	$366,066
Investment income received	10,401	10,339	10,426	9,788	10,292	40,845	39,912
Total receipts	96,073	102,598	97,894	109,501	106,001	415,994	405,978

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	22,696	4,605	15,005	20,704	24,466	64,780	60,563
Losses and LAE paid - prior years	44,787	62,815	51,295	61,340	34,968	210,418	212,900
Total losses and LAE paid	67,483	67,420	66,300	82,044	59,434	275,198	273,463
Operating expenses paid	22,352	30,207	20,985	25,806	22,146	99,144	103,739
Policyholders' dividends paid	812	499	1,878	690	791	3,858	1,906
Interest on corporate debt	255	252	244	252	252	1,000	952
Total disbursements	90,902	98,378	89,407	108,792	82,623	379,200	380,060

Net other	6,572	(1,795)	(7,701)	(6,333)	(15,631)	(31,460)	(728)

Net operating cash flows	$11,743	$2,425	$786	$(5,624)	$7,747	$5,334	$25,190

[1]
Beginning in the fourth quarter of 2007, the operating cash flows of PMA Insurance Group no longer include those of PMA Management Corp. The operating cash flows of PMA Management Corp. are currently included within the segment operating cash flows of the Company's Fee-based Business. For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Operating Cash Flows - Fee-based Business[1]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2007	2007	2007	2007	2007	2006

Receipts:
Claims service, commissions and other revenues	$7,323	$8,047	$6,588	$8,097	$19,473	$42,205	$27,901
Investment income received	163	165	179	193	438	975	560
Total receipts	7,486	8,212	6,767	8,290	19,911	43,180	28,461

Disbursements:
Operating expenses paid	6,286	7,186	7,075	7,144	14,849	36,254	25,196
Commissions and premiums paid	-	-	-	-	7,792	7,792	-
Total disbursements	6,286	7,186	7,075	7,144	22,641	44,046	25,196

Net other	(115)	(1,150)	(2,326)	(105)	(48)	(3,629)	(373)

Net operating cash flows	$1,085	$(124)	$(2,634)	$1,041	$(2,778)	$(4,495)	$2,892

[1]
As a result of the Company's acquisition of Midlands at the beginning of the fourth quarter of 2007, the combined operating cash flows of PMA Management Corp. and Midlands have been reported in a new reporting segment, Fee-based Business. For comparative purposes, all prior periods have been reclassified to reflect this change. Fee-based Business operating cash flows include only the operating cash flows of Midlands from the date of acquisition.

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2007	2007	2007	2007[1]

PMA Pool [2]	$321,245	$327,379	$333,118	$339,800	$335,394
PMA Capital Insurance Company	121,566	117,098	75,585 [3]	58,040	47,580

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2007	2007	2007	2007[1]	2007[1]	2006

Net Premiums Written:
Workers' Compensation	$58,731	$113,732	$75,976	$98,459	$64,477	$352,644	$330,866
Other Commercial Lines	4,637	10,258	7,359	9,900	6,139	33,656	28,439
Total - PMA Pool	$63,368	$123,990	$83,335	$108,359	$70,616	$386,300	$359,305

Statutory Ratios:
Loss and LAE ratio	71.3%	71.2%	70.3%	68.0%	70.4%	70.0%	71.9%
Underwriting expense ratio	37.5%	21.1%	30.2%	25.9%	34.6%	26.9%	29.0%
Policyholders' dividend ratio	0.6%	0.6%	1.7%	1.4%	2.1%	1.4%	0.5%
Combined ratio	109.4%	92.9%	102.2%	95.3%	107.1%	98.3%	101.4%
Operating ratio	99.8%	83.3%	92.4%	85.7%	97.2%	88.6%	92.7%

[1] Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In April 2007, PMA Capital Insurance Company paid an extraordinary dividend in the amount of $37.5 million to its parent, PMA Capital Corporation.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5083
New York, NY 10038	e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed on the NASDAQ Stock Market®. It trades under the stock symbol: PMACA.

Financial Strength Ratings (as of 2/20/2008):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	B (7th of 16)	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[2] In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company.  The reinsurance business is in run-off.  On February 12, 2008, we announced that we have entered into a non-binding letter of intent with a third party to sell this business.